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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 30, 1998



                       APPLIED ANALYTICAL INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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         (State or Other Jurisdiction of Incorporation or Organization)



                  0-21185                               04-2687849
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        (Commission File Number)         (I.R.S. Employer Identification Number)



                              5051 New Centre Drive
                        Wilmington, North Carolina 28403
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               (Address of Principal Executive Offices) (Zip Code)



                                 (910) 392-1606
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              (Registrant's Telephone Number, Including Area Code)





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                       APPLIED ANALYTICAL INDUSTRIES, INC.
                                    FORM 8-K

                  (Any item which is not applicable or to which
                   the answer is negative has been omitted.)


Item 4.  Changes in Registrant's Certifying Accountant.

(a) Previous independent accountants

On April 30, 1998, the Audit Committee and the Board of Directors of Applied Analytical Industries, Inc. (the "Company") dismissed Price Waterhouse LLP ("Price Waterhouse") as its independent public accountants.

The reports of Price Waterhouse on the consolidated financial statements of the Company for the years ended December 31, 1997 and 1996 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the audits of the Company's consolidated financial statements for the years ended December 31, 1997 and 1996 and during the subsequent interim period from January 1, 1998 through April 30, 1998, there were no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse would have caused them to make reference thereto in their report on the consolidated financial statements of the Company for the years ended December 31, 1997 and 1996.

During the years ended December 31, 1997 and 1996 and during the subsequent interim period from January 1, 1998 through April 30, 1998, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company has requested that Price Waterhouse furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements included in this Item 4(a). A copy of that letter, dated May 5, 1998, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent accountants

Ernst & Young LLP ("Ernst & Young") was notified on April 30, 1998 of their engagement as the Company's new independent public accountants. During the last two fiscal years and the subsequent interim period preceding April 30, 1998, the Company has not consulted with Ernst & Young regarding any of the matters or events set forth in Regulation S-K, Item 304(a)(i) or (ii).

Item 7.  Financial Statements and Exhibits.

         Exhibits:

             Exhibit No.                  Description
             -----------                  -----------

                16.1            Letter of Price Waterhouse LLP




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     APPLIED ANALYTICAL INDUSTRIES, INC.

Date: May 7, 1998                    By: /s/ Frederick D. Sancilio
                                         ---------------------------
                                         Frederick D. Sancilio, Ph.D.
                                         President and Chief Executive Officer




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                       APPLIED ANALYTICAL INDUSTRIES, INC.

                                  EXHIBIT INDEX



             Exhibit No.                  Description
             -----------                  -----------


                16.1              Letter of Price Waterhouse LLP